Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS 2006 EARNINGS UP $0.09 PER SHARE, $1 BILLION OF INVESTMENTS & 2007 GUIDANCE

(NEWPORT BEACH, California, February 13, 2007)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced fourth quarter and full year 2006 operating results and investment activity and guidance for 2007.

“We are very pleased with both our financial performance and the $1 billion of accretive investments we closed in 2006,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We begin 2007 on an optimistic note, with our recently announced $0.08 annual dividend increase, our new $475 million joint venture in place, over $550 million available on our credit facility and several potentially attractive investment opportunities,” Mr. Pasquale added.

2006 FOURTH QUARTER RESULTS

The following tables present selected financial results for the fourth quarter of 2006 and the year ended December 31, 2006 as compared to 2005:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended December 31
Item	2006	2005	Change
Revenues	$73,440	$51,660	$21,780	42.2%
Net Income	$102,757	$23,883	$78,874	330.3%
Diluted Income from Continuing Operations Available to Common Stockholders Per Share	$0.21	$0.19	$0.02	10.5%
Diluted Income Available to Common Stockholders Per Share	$1.16	$0.30	$0.86	286.7%
Diluted FFO	$43,590	$32,030	$11,560	36.1%
Diluted FFO Before Extinguishments	$43,590	$34,009	$9,581	28.2%
Diluted FFO Per Share	$0.48	$0.44	$0.04	9.1%
Diluted FFO Per Share Before Impairments and Extinguishments	$0.48	$0.47	$0.01	2.1%

Year Ended December 31
Item	2006	2005	Change
Revenues	$261,676	$195,957	$65,719	33.5%
Net Income	$185,577	$69,941	$115,636	165.3%
Diluted Income from Continuing Operations Available to Common Stockholders Per Share	$0.78	$0.58	$0.20	34.5%
Diluted Income Available to Common Stockholders Per Share	$2.19	$0.79	$1.40	177.2%
Diluted FFO	$159,587	$113,450	$46,137	40.7%
Diluted FFO Before Impairments and Extinguishments	$159,670	$132,851	$26,819	20.2%
Diluted FFO Per Share	$1.93	$1.56	$0.37	23.7%
Diluted FFO Per Share Before Impairments and Extinguishments	$1.93	$1.84	$0.09	4.9%

Funds From Operations (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

The results for the year ended December 31, 2006 include impairments totaling $83,000. The results for the three months ended December 31, 2005 include impairments totaling $1,979,000. The results for the year ended December 31, 2005 include impairments totaling $10,041,000, extinguishments (loss on extinguishment of debt and preferred stock redemption charge) totaling $9,360,000 and a separation charge of $585,000.

NEW INVESTMENTS

The following table summarizes our 2006 investment activity:

2006 INVESTMENT ACTIVITY

Type	Amount ($million)	Unit Price (000s)	Under- written Cap Rate	Initial Yield	Annual Rent Increases	Underwritten Rent Coverage
						DARM	DAR (1)
SENIOR HOUSING
CLOSED Q1 through Q3	$503	$134	9.3%	8.1%	3.0%	1.3x	1.1x
CLOSED Q4	$228	$112	10.1%	8.2%	3.0%	1.4x	1.3x
TOTAL SENIOR HOUSING	$731	$124/unit	9.6%	8.2%	3.0%	1.3x	1.2x

MEDICAL OFFICE BUILDINGS(2)
TOTAL MEDICAL OFFICE	$56	$74/sq.ft.	9.3%	8.5%	n/a	n/a	n/a

LONG-TERM CARE
CLOSED Q1 through Q3 (3)	$204	$77	12.2%	8.8%	2.1%	1.9x	1.4x
CLOSED Q4	$7	$38	14.2%	9.6%	2.3%	1.8x	1.4x
TOTAL LONG-TERM CARE	$211	$76/bed	12.3%	8.8%	2.1%	1.9x	1.4x

CAPITAL IMPROVEMENTS
YEAR TO DATE	$14	—	—	—	—	—	—

GRAND TOTALS
TOTAL INVESTMENTS (4)	$1,012		10.2%	8.3%	2.8%

(1)	After 5% management fee.
(2)	Medical Office Building joint venture.
(3)	Includes $171 million Wingate investment announced in 2005.
(4)	Total percentages shown are only for Senior Housing and Long-Term Care combined.

“Nearly all of our 2006 investments are with new, growth oriented customers, all of whom have expressed a desire to grow with NHP with varying commitments for a portion of their future financings. These commitments currently total several hundred million dollars,” noted Donald D. Bradley, Senior Vice President and Chief Investment Officer. “With most of these investments we have been able to use our extensive healthcare operating backgrounds to partner with management teams to enable them to benefit further from the excellent operating platforms they have developed, thereby successfully turning potential auction exit strategies into privately negotiated transactions,” he continued.

“In addition, we have completed $74 million of investments to date in the first quarter of 2007 and have at least another $275 million of continuing care retirement communities, high-end skilled nursing facilities and medical office buildings in the closing queue that have a high probability of closing over the next several months,” he added.

The following table summarizes our first quarter 2007 investment activity to date:

2007 INVESTMENT ACTIVITY

	Amount ($million)	Unit Price (000s)	Under- written Cap Rate	Initial Yield	Annual Rent Increases	Underwritten Rent Coverage
						DARM	DAR (1)
SENIOR HOUSING
CLOSED	$59	$116	9.8%	8.5%	2.9%	1.3x	1.1x

LONG-TERM CARE
CLOSED	$15	$77/bed	11.4%	9.8%	2.2%	1.9x	1.4x

GRAND TOTALS
TOTAL CLOSED	$74		10.1%	8.7%	2.8%

(1)	After 5% management fee.

2006 FINANCING TRANSACTIONS

On December 15, 2006 we extended the term of our $700 million revolving senior unsecured credit facility for an additional four years with an option on our part for an additional year. In connection with the extension, we reduced the facility pricing and, for purposes of calculating various debt covenants, segregated our portfolio by asset type and reduced the corresponding capitalization rates. Certain covenants and other terms in the facility were also amended to reflect current market conditions and provide more flexibility.

Earlier in 2006, we issued $350 million of 6.5% senior unsecured notes maturing on July 15, 2011 and closed on an offering totaling 10.4 million shares that resulted in net proceeds of approximately $211 million after underwriters’ discounts and expenses. We also issued approximately 7.2 million shares through our controlled equity offering program resulting in net proceeds of approximately $180 million.

2007 GUIDANCE

Our full year 2007 guidance range for FFO before impairments, acquisitions and capital transactions is from $1.98 to $2.03 per share. A reconciliation between net income per share and FFO per share for the guidance range is included in the accompanying financial data.

Although we expect to continue making accretive acquisitions in 2007, this guidance incorporates no results from acquisitions that have not already been closed, nor does it incorporate the impact of any future impairments that might arise or any future capital transactions with the exception of approximately $60 million of stock issuances under our Dividend Reinvestment Plan and continuous equity offering program during 2007. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2007 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast on Wednesday, February 14, 2007 at 8:00 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter and year ended December 31, 2006. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 8178796 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 9:30 a.m. Pacific time that day until 8:59 p.m. Pacific time on Wednesday, February 28, 2007. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 8563232. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 487 facilities in 42 states. For more information on Nationwide Health Properties, Inc., visit our website at www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; the repayment requirements under our bridge facility; settlement provisions contained in our forward-sale agreements; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q filed with the SEC.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

DECEMBER 31, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Revenues:
Rental income
Triple net lease rent	$67,119	$48,684	$238,488	$185,517
Medical office building rent	2,798	—	9,700	—

	69,917	48,684	248,188	185,517
Interest and other income	3,523	2,976	13,488	10,440

	73,440	51,660	261,676	195,957

Expenses:
Interest & amortization of deferred financing costs	24,486	17,525	89,979	67,018
Depreciation and amortization	21,574	13,473	74,806	50,782
General and administrative	3,838	3,813	15,656	14,278
Medical office building operating expenses	2,247	—	6,142	—
Impairment of assets	—	—	—	310
Loss on extinguishment of debt	—	—	—	8,565

	52,145	34,811	186,583	140,953

Income before unconsolidated entity and minority interest	21,295	16,849	75,093	55,004

Income from unconsolidated joint venture	—	—	—	689

Minority interest in net loss of consolidated joint venture	135	—	421	—

Income from continuing operations	21,430	16,849	75,514	55,693

Discontinued operations
Gain on sale of facilities, net	79,283	4,821	96,791	4,908
Income from discontinued operations	2,044	2,213	13,272	9,340

	81,327	7,034	110,063	14,248

Net income	102,757	23,883	185,577	69,941
Preferred stock dividends	(3,791)	(3,791)	(15,163)	(15,622)
Preferred stock redemption charges	—	—	—	(795)

Income available to common stockholders	$98,966	$20,092	$170,414	$53,524

Per share amounts available to common stockholders:

Basic

Income from continuing operations	$0.21	$0.19	$0.78	$0.59
Discontinued operations	0.95	0.11	1.42	0.21

Income	$1.16	$0.30	$2.20	$0.80

Weighted average shares outstanding	84,995	67,641	77,489	67,311

Diluted

Income from continuing operations	$0.21	$0.19	$0.78	$0.58
Discontinued operations	0.95	0.11	1.41	0.21

Income	$1.16	$0.30	$2.19	$0.79

Weighted average shares outstanding	85,499	67,765	77,879	67,446

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

DECEMBER 31, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Net income	$102,757	$23,883	$185,577	$69,941
Preferred stock dividends	(3,791)	(3,791)	(15,163)	(15,622)
Preferred stock redemption charge	—	—	—	(795)
Real estate related depreciation and amortization	21,845	14,697	77,714	56,670
Depreciation in income from joint venture	—	—	—	246
Gain on sale of facilities	(79,283)	(4,821)	(96,791)	(4,908)
Gain on sale of facility from joint venture	—	—	—	(330)

Funds From Operations (“FFO”) available to common stockholders (1)	41,528	29,968	151,337	105,202

Series B preferred dividend add-back	2,062	2,062	8,250	8,248

Diluted FFO	43,590	32,030	159,587	113,450

Impairments	—	1,979	83	10,041

Loss on extinguishment of debt	—	—	—	8,565

Preferred stock redemption charge	—	—	—	795

Diluted FFO before impairments and extinguishment	$43,590	$34,009	$159,670	$132,851

Diluted weighted average shares outstanding	85,499	67,765	77,879	67,446

Series B preferred stock add-back	4,693	4,681	4,688	4,681

Fully diluted weighted average shares outstanding	90,192	72,446	82,567	72,127

Diluted per share amounts:

FFO	$0.48	$0.44	$1.93	$1.56

FFO before impairments and extinguishment	$0.48	$0.47	$1.93	$1.84

Cash rent in excess of (less than) revenue recorded	$(395)	$338	$(786)	$1,233

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

DECEMBER 31, 2006

(IN THOUSANDS)

	December 31, 2006	December 31, 2005

ASSETS
Investments in real estate:
Real estate properties
Land	$267,303	$207,563
Buildings and improvements	2,581,484	1,835,183

	2,848,787	2,042,746
Less accumulated depreciation	(372,201)	(344,224)

	2,476,586	1,698,522
Mortgage loans receivable, net	106,929	87,553

	2,583,515	1,786,075
Cash and cash equivalents	14,695	10,005
Receivables, net	7,787	5,741
Assets held for sale	9,484	9,198
Other assets	89,333	56,201

	$2,704,814	$1,867,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility	$139,000	$224,000
Senior notes due 2007 - 2038	887,500	570,225
Notes and bonds payable	355,411	236,278
Accounts payable and accrued liabilities	77,829	55,685

Total liabilities	1,459,740	1,086,188

Minority interest	1,265	—

Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B convertible preferred stock	106,450	106,450
Common stock	8,624	6,781
Capital in excess of par value	1,298,703	889,008
Cumulative net income	1,064,293	878,716
Other comprehensive income	1,231	—
Cumulative dividends	(1,325,541)	(1,189,972)

Total stockholders’ equity	1,243,809	781,032

	$2,704,814	$1,867,220

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	63%
SKILLED NURSING FACILITIES	30%
CONTINUING CARE RETIREMENT COMMUNITIES	4%
SPECIALTY HOSPITALS	2%
MEDICAL OFFICE BUILDINGS	1%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT SQ FT		BEDS/UNITS/ SQ FT
ASSISTED & IND LIVING FACILITIES	239	$1,812,627,000	$93,000		19,492
SKILLED NURSING FACILITIES	182	844,490,000	$40,000		21,251
CONTINUING CARE RETIREMENT COM.	6	83,819,000	$71,000		1,177
SPECIALTY HOSPITALS	7	68,031,000	$225,000		303
MEDICAL OFFICE BUILDINGS	21	39,820,000	$75	*	759,283

	455	$2,848,787,000

*	Medical office building cost per square foot reflects total purchase price including amounts classified as other assets

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/UNIT	BEDS/UNITS
SKILLED NURSING FACILITIES	12	$49,770,000	$27,000	1,867
ASSISTED & IND LIVING FACILITIES	6	37,520,000	$75,000	502
CONTINUING CARE RETIREMENT COM.	1	19,639,000	$46,000	428

	19	$106,929,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	6	$9,484,000

PORTFOLIO STATISTICS

	2006	2005
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.4x	1.4x
SKILLED NURSING FACILITIES	2.1x	2.4x
CONTINUING CARE RETIREMENT COMMUNITIES	1.4x	1.5x

EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2x	1.2x
SKILLED NURSING FACILITIES	1.5x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.2x

EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1x	1.1x
SKILLED NURSING FACILITIES	1.4x	1.6x
CONTINUING CARE RETIREMENT COMMUNITIES	1.0x	1.1x

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

	2006	2005

OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	88%
SKILLED NURSING FACILITIES	82%	80%
CONTINUING CARE RETIREMENT COMMUNITIES	86%	89%

TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%
SKILLED NURSING FACILITIES	41%	43%
CONTINUING CARE RETIREMENT COMMUNITIES	72%	71%
TOTAL PORTFOLIO	62%	62%

NHP RENT BY PAYMENT SOURCE
MEDICAID	23%	22%
MEDICARE	12%	14%
PRIVATE AND OTHER	65%	64%

AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10	10
SKILLED NURSING FACILITIES	28	30
CONTINUING CARE RETIREMENT COMMUNITIES	27	27

AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	14	13
SKILLED NURSING FACILITIES	9	8
CONTINUING CARE RETIREMENT COMMUNITIES	11	11

INVESTMENT BY OPERATOR

(excluding six assets held for sale and medical office buildings)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.*	98	$492,842,000	17%	21%
HEARTHSTONE SENIOR SERVICES, L.P.	32	431,072,000	15%	15%
WINGATE HEALTHCARE, INC.	18	221,399,000	8%	7%
EMERITUS CORPORATION*	23	179,467,000	6%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	4%	8%
LAUREATE GROUP	9	118,946,000	4%	4%
CARILLON ASSISTED LIVING	9	105,847,000	4%	3%
BEVERLY ENTERPRISES, INC.	28	100,113,000	3%	5%
COMPLETE CARE SERVICES, INC.	37	87,951,000	3%	4%
EPOCH SENIOR LIVING, INC.	8	81,067,000	3%	3%
SENIOR SERVICES OF AMERICA	12	74,709,000	2%	2%
NEXION HEALTH MANAGEMENT, INC.	18	55,275,000	2%	3%
PRIMROSE RETIREMENT ASSOCIATES	8	55,003,000	2%	2%
HEALTH SYSTEMS, INC.	12	48,974,000	2%	2%
HEALTHSOUTH CORPORATION*	2	45,645,000	1%	2%
OTHER - PUBLIC COMPANIES	14	56,975,000	2%	3%
OTHER	108	636,028,000	22%	9%

	453	$2,915,896,000	100%	100%

*	PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

TOP FIVE STATES INVESTMENT AND REVENUE

(excluding six assets held for sale and medical office buildings)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	100	$527,458,000	18%	20%	8%
MASSACHUSETTS	30	$294,404,000	10%	10%	5%
FLORIDA	28	$187,463,000	6%	6%	2%
CALIFORNIA	24	$181,171,000	6%	10%	1%
WISCONSIN	23	$164,494,000	6%	5%	1%

SECURITY DEPOSITS
BANK LETTERS OF CREDIT			$55,620,000
CASH DEPOSITS			19,673,000

			$75,293,000

CURRENT CAPITALIZATION
CREDIT FACILITY			$139,000,000	5%
SENIOR DEBT			1,242,911,000	41%
EQUITY (UNDEPRECIATED BOOK BASIS)			1,616,010,000	54%

			$2,997,921,000

DEBT COMPOSITION

	AMOUNT	WEIGHTED RATE
FIXED RATE	$1,182,545,000	6.6%
FLOATING RATE SECURED	$60,366,000	5.4%
FLOATING RATE CREDIT FACILITY	$139,000,000	8.25	% Prime/6.18% LIBOR

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT/ SQ FT.	BEDS/UNITS/ SQ FT.
CURRENT QUARTER INVESTMENTS

REAL ESTATE

ASSISTED & IND LIVING FACILITIES	24	$228,000,000	$112,000	2,039
SKILLED NURSING FACILITIES	1	7,000,000	38,000	184
CAPITAL EXPENDITURES	—	4,000,000

	25	$239,000,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT/ SQ FT.	BEDS/UNITS/ SQ FT.
CURRENT YEAR INVESTMENTS

REAL ESTATE

ASSISTED & IND LIVING FACILITIES	64	$731,000,000	$124,000	5,897
SKILLED NURSING FACILITIES	20	208,000,000	$76,000	2,754
JV MEDICAL OFFICE BUILDINGS	21	56,000,000	$74	759,283
CAPITAL EXPENDITURES	—	14,000,000

	105	$1,009,000,000

MORTGAGE LOANS
SKILLED NURSING FACILITIES	1	$3,000,000	$30,000	100

TOTAL		$1,012,000,000

TOTAL EXCLUDING WINGATE (ANNOUNCED IN 2005)		$838,000,000

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2011	350,000,000		6.5%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$887,500,000		6.7%

(1)	Notes putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(2)	Notes putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.
(3)	Notes putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$660,000	6.6%
2008	2,000,000	6.6%
2009	38,371,000	6.6%
2010	75,228,000	6.0%
2011	5,572,000	7.7%
2012	33,556,000	7.6%
2013	49,575,000	6.0%
2015	17,675,000	5.8%
THEREAFTER	132,774,000	5.9%

	$355,411,000	6.2%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

LEASE EXPIRATIONS (excluding held for sale and medical office building portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2007	4,597,000	8
2008	2,497,000	5
2009	3,611,000	7
2010	12,364,000	24
2011	6,744,000	20
2012	17,212,000	22
2013	16,218,000	29
2014	21,097,000	25
2015	5,465,000	4
2016	25,274,000	44
THEREAFTER	149,811,000	246

	$264,890,000	434

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2007	1,430,000	—
2008	10,979,000	5
2009	33,780,000	5
2010	900,000	—
2011	975,000	—
2012	1,060,000	—
2013	10,239,000	—
2014	1,259,000	—
2015	3,639,000	1
2016	10,427,000	2
THEREAFTER	41,634,000	6

	$116,322,000	19

RECONCILIATION OF 2007 NET INCOME GUIDANCE TO 2007 DILUTED FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.77	$1.82
LESS: PREFERRED DIVIDENDS	(0.06)	(0.06)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	1.02	1.02
LESS: GAINS ON SALE	(0.65)	(0.65)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.10)	(0.10)

DILUTED FUNDS FROM OPERATIONS	$1.98	$2.03

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2006

2006 ACTUAL REVENUE LEAKAGE

	2006 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN	YIELD
Purchase Options	1,790,000	4,405,000	45,641,000	17,596,000	10.8%
Loan Payoffs	797,000	2,187,000	17,547,000	—	12.5%
Asset Recycling	1,160,000	1,707,000	10,150,000	1,807,000	10.8%
Lease Restructurings/Renewals	1,305,000	2,169,000	—	—	6.2%

Total Certain	5,052,000	10,468,000	73,338,000	19,403,000

2007 EXPECTED REVENUE LEAKAGE

	2007 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN	YIELD
Certain
Purchase Options	560,000	1,313,000	14,040,000	803,000	6.4%
Loan Payoffs	542,000	2,145,000	18,786,000	9,902,000	17.3%

Total Certain	1,102,000	3,458,000	32,826,000	10,705,000

High Probability
Purchase Options	1,719,000	2,615,000	23,393,000	3,419,000	9.8%
Loan Payoffs	771,000	1,349,000	11,215,000	—	12.0%
Asset Recycling	948,000	1,264,000	14,000,000	4,118,000	10.4%

Total High	3,438,000	5,228,000	48,608,000	7,537,000

Total Projected 2007	4,540,000	8,686,000	81,434,000	18,242,000